UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2009
ENDOCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15063	33-0618093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
201 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices, including zip code)
(949) 450-5400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Today Endocare, Inc. (the “Company”) announced via press release the Company’s financial results for the first quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.
This Form 8-K, the information contained herein and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 8.01 Other Events.
As noted on the cover page of this Current Report on Form 8-K, this filing also is being made pursuant to Rule 425 under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The exhibit listed below is being furnished with this Form 8-K.
99.1	Press Release, dated May 15, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.
May 15, 2009	By:	/s/ Michael R. Rodriguez
Michael R. Rodriguez
Senior Vice President, Finance and Chief Financial Officer